Exhibit 99.1
FOR IMMEDIATE RELEASE
TEAMSTAFF REGAINS COMPLIANCE WITH NASDAQ LISTING
Somerset, New Jersey — June 2, 2011 — TeamStaff, Inc. (Nasdaq: TSTF), a leading logistics and healthcare services provider to the Federal Government, including the Departments of Defense and Veterans Affairs, announced today that it has received a letter from The Nasdaq Stock Market, indicating that TeamStaff has regained compliance with the $1.00 per share minimum closing bid price requirement for continued listing on the Nasdaq Capital Market, pursuant to the Nasdaq marketplace rules. Nasdaq indicated within its letter that since the Company has regained compliance with this continued listing requirement, the matter is now closed.
About TeamStaff, Inc.
TeamStaff serves clients and their employees throughout the United States as a full-service provider of logistics and healthcare support services. TeamStaff specializes in providing high quality healthcare, logistics, and technical services to Federal agencies and the Department of Defense. For more information, visit the TeamStaff corporate web site at www.teamstaff.com or the TeamStaff Government Solutions web site at www.teamstaffgs.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “believe,” “anticipate,” “think,” “intend,” “plan,” “will be,” “expect,” and statements in this press release regarding TeamStaff, Inc.’s business which are not historical facts, are “forward-looking statements” that involve risks and uncertainties which could cause actual events or the actual future results of the company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things our ability to obtain any needed financing; our ability to attract and retain sales and operational personnel; our ability to secure contract awards, including the ability to secure renewals of contracts under which we currently provide services; our ability to enter into contracts with United States Government facilities and agencies on terms attractive to us and to secure orders related to those contracts; changes in the timing of orders for and our placement of professionals and administrative staff; the overall level of demand for the services we provide; the variation in pricing of the contracts under which we place professionals; our ability to manage growth effectively; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; changes in government and customer priorities and requirements (including changes to respond to the priorities of Congress and the Administration, budgetary constraints, and cost-cutting initiatives); economic, business and political conditions domestically; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; the loss of key officers, and management personnel; the competitive environment for our services; the effect of recognition by us of an impairment to goodwill and intangible assets; other tax and regulatory issues and developments; the effect of adjustments by us to accruals for self-insured retentions; and the effect of other events and important factors disclosed previously and from time-to-time in TeamStaff’s filings with the U.S. Securities Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the company’s periodic reports filed with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the company or any other person that the objectives and plans of the Company will be achieved. The forward-looking statements contained in this report are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating any forward-looking statements.
CONTACTS:
Zachary C. Parker, President and Chief Executive Officer
John E. Kahn, Chief Financial Officer
TeamStaff, Inc.
1 Executive Drive
Somerset, NJ 08873
866-352-5304
Donald C. Weinberger/Diana Bittner (media)
Wolfe Axelrod Weinberger Associates, LLC
212-370-4500
don@wolfeaxelrod.com
diana@wolfeaxelrod.com
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